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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) -- August 19, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

      See employee newsletter and press release attached hereto as exhibits 99.1 and 99.2, respectively.


Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1 Employee Newsletter of Zimmer Holdings, Inc., distributed August 19, 2003.

      99.2  Press Release of Zimmer Holdings, Inc., dated August 20, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
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                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: August 20, 2003

                                  EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
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    99.1 Employee Newsletter of Zimmer Holdings, Inc., distributed August 19, 2003.
    99.2      Press Release of Zimmer Holdings, Inc., dated August 20, 2003.